                             LETTER OF TRANSMITTAL

               TO EXCHANGE EACH OUTSTANDING SHARE OF COMMON STOCK

         (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE PREFERRED STOCK)

                                       OF

                       CHAMPION INTERNATIONAL CORPORATION

                                      FOR

                             SHARES OF COMMON STOCK

                                       OF

                          INTERNATIONAL PAPER COMPANY
                             HAVING A VALUE OF $25

            (SUBJECT TO THE LIMITATION DESCRIBED IN THE PROSPECTUS)

                                      AND

                         $50 NET TO THE SELLER IN CASH

                           PURSUANT TO THE PROSPECTUS

                               DATED MAY 19, 2000

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
         TIME, ON FRIDAY, JUNE 16, 2000, UNLESS THE OFFER IS EXTENDED.

                      THE EXCHANGE AGENT FOR THE OFFER IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

               By Mail:                            By Facsimile:                             By Hand:
  ChaseMellon Shareholder Services,       (For eligible institutions only)      ChaseMellon Shareholder Services,
                L.L.C.                             (201) 296-4293                             L.L.C.
            P.O. Box 3301                                                            120 Broadway, 13th Floor
      South Hackensack, NJ 07606                                                        New York, NY 10271

                        Confirm Facsimile by Telephone:
                                 (201) 296-4860
                            (For Confirmation Only)

                             By Overnight Courier:
                    ChaseMellon Shareholder Services, L.L.C.
                               85 Challenger Road
                               Mail Stop -- Reorg
                           Ridgefield Park, NJ 07660

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used by stockholders of Champion International Corporation ("Champion") if certificates for Champion Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Champion Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth under "The Offer-Procedure for Tendering" in the Prospectus. Champion stockholders who deliver Champion Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and Champion stockholders who deliver certificates for Champion Shares are referred to herein as "Certificate Stockholders."

     Stockholders whose certificates for Champion Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus, dated May 19, 2000 (the "Prospectus")), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Champion Shares according to the guaranteed delivery procedures set forth under "The Offer-Guaranteed Delivery" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED BELOW).

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE
    ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:
  ------------------------------------------------------------------------------

  DTC Participant Number:
  ------------------------------------------------------------------------------

  Transaction Code Number:
  ------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s):
  ------------------------------------------------------------------------------

  Window Ticket Number (if any) or DTC Participant Number:
                             ---------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery:
                   -------------------------------------------------------------

  Name of Institution that Guaranteed Delivery:
            --------------------------------------------------------------------

                         DESCRIPTION OF SHARES TENDERED


----------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)              SHARE CERTIFICATE(S) AND
      (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                   SHARE(S) TENDERED
           APPEAR(S) ON SHARE CERTIFICATES(S))              (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL NUMBER
                                                                                    OF SHARES
                                                                  SHARE            REPRESENTED          NUMBER OF
                                                               CERTIFICATE          BY SHARE             SHARES
                                                              NUMBER(S)(1)      CERTIFICATE(S)(1)      TENDERED(2)
                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------
                                                              TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------

---------------
(1) Need not be completed by Book-Entry Stockholders.

(2) Unless otherwise indicated, it will be assumed that all Champion Shares represented by certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 4.

[ ] CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE
    INSTRUCTION 11.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby delivers to Condor Acquisition Corporation ("Purchaser"), a wholly owned subsidiary of International Paper Company, a New York corporation ("IP"), the above-described shares of common stock, par value $0.50 per share (the "Common Stock"), and the associated rights to purchase preferred stock (the "Rights" and together with the Common Stock, the "Champion Shares"), of Champion International Corporation, a New York corporation ("Champion"), pursuant to Purchaser's offer to exchange shares of common stock, par value $1.00 per share, of IP ("IP Common Shares") having a value of $25 (subject to the limitation described in the Prospectus) plus $50 net to the seller in cash, without interest thereon, for each outstanding Champion Share, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged. Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates or subsidiaries, the right to purchase Champion Shares tendered pursuant to the Offer. Unless the context otherwise requires and unless and until the Rights are redeemed, all references to the Champion Shares shall include the associated Rights.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Champion Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Champion Shares that are being tendered hereby (and any and all non-cash dividends, non-cash distributions, rights, other Champion Shares or other securities issued or issuable in respect thereof on or after June 16, 2000 (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Champion Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Champion Shares (and any and all Distributions), or transfer ownership of such Champion Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of Purchaser, (ii) present such Champion Shares (and any and all Distributions) for transfer on the books of Champion, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Champion Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     THE UNDERSIGNED UNDERSTANDS THAT STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF CHAMPION SHARES.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints James W. Guedry and Barbara Smithers in their respective capacities as employees of Purchaser, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Champion's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Champion Shares (and any and all Distributions) tendered hereby and accepted for exchange by IP. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Champion Shares for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Champion Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Champion Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Champion Shares (or other Distributions) to be deemed validly tendered, immediately upon Purchaser's acceptance for exchange of such Champion Shares, Purchaser or its designee must be able to exercise full voting, consent and other rights with respect to such Champion Shares (and any and all Distributions), including voting at any meeting of Champion's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Champion Shares tendered hereby and all Distributions, that the undersigned owns the Champion Shares tendered hereby, and that when the same are accepted for exchange by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Champion Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Purchaser all Distributions in respect of the Champion Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Champion Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus this tender is irrevocable.

     The undersigned understands that the valid tender of Champion Shares pursuant to any one of the procedures described in "The Offer -- Procedure for Tendering" of the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Purchaser may not be required to accept for exchange any of the Champion Shares tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the IP Common Shares and a check for cash (including any cash in lieu of fractional IP Common Shares and any cash interest payable pursuant to the Offer), and return any certificates for Champion Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the IP Common Shares and a check for cash (including any cash in lieu of fractional IP Common Shares) and return any certificates for Champion Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the IP Common Shares and a check for cash (including any cash in lieu of fractional IP Common Shares), and issue certificates for Champion Shares not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any Champion Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Champion Shares from the name of the registered holder thereof if Purchaser does not accept for exchange any or all of the Champion Shares so tendered.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the IP Common Shares and the check for cash payable in the Offer is to be issued in the name of someone other than the undersigned, if certificates for the Champion Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or if Champion Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue  [ ] check
       [ ] certificate(s) to:

Name
----------------------------------------------
                                    (PLEASE PRINT)

Address
--------------------------------------------

         -----------------------------------------------------
                                                                      (ZIP CODE)

------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

Credit the Shares tendered by book-entry transfer that are not accepted for exchange to DTC to the account set forth below:
------------------------------------------------------
                                (Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates for the Champion Shares not tendered or not accepted for exchange and the IP Common Shares and the check for cash payable in the Offer is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail  [ ] check
      [ ] certificate(s) to:

Name
----------------------------------------------
                                    (PLEASE PRINT)

Address
--------------------------------------------

         -----------------------------------------------------
                                                                      (ZIP CODE)

------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

                                   IMPORTANT

                             STOCKHOLDERS SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

>
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SIGNATURE(S) OF STOCKHOLDERS

Dated
--------------------------- , 2000

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
--------------------------------------------------------------------------------
                                         (SEE INSTRUCTION 5)

Address
--------------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number
---------------------------------------------------------------------

Taxpayer Identification or
Social Security Number
--------------------------------------------------------------------------------
                           (SEE SUBSTITUTE FORM W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Champion Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURES(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Authorized Signature
--------------------------------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------

Area Code and Telephone Number
---------------------------------------------------------------------

Dated
--------------------------- , 2000

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Champion Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Champion Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Champion Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program
(SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act 1934, as amended)(each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders of Champion either if Champion Share certificates are to be forwarded to the Exchange Agent or, unless an Agent's Message is utilized, if delivery of Champion Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in "The Offer -- Procedure for Tendering" of the Prospectus. For a stockholder to validly tender Champion Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the expiration date and either (i) certificates for tendered Champion Shares must be received by the Exchange Agent at one of such addresses prior to the expiration date or (ii) Champion Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "The Offer -- Procedure for Tendering" of the Prospectus and a Book-Entry Confirmation must be received by the Exchange Agent prior to the expiration date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in "The Offer -- Guaranteed Delivery" of the Prospectus.

     Stockholders whose certificates for Champion Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Champion Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The Offer -- Guaranteed Delivery" of the Prospectus.

     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Exchange Agent prior to the expiration date and (iii) the certificates for all tendered Champion Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Champion Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three (3) New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Champion Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the Champion Shares tendered hereby.

     THE METHOD OF DELIVERY OF THE CHAMPION SHARES, THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING CHAMPION SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Champion Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Champion Shares for exchange.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Champion Shares tendered and the Share certificate numbers with respect to such Champion Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Champion Shares evidenced by any Share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Champion Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Champion Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date or the termination of the Offer. All Champion Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Champion Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Champion Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Champion Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Champion Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Champion Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Champion Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Champion Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for Champion Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates evidencing the Champion Shares tendered hereby.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for IP Common Shares and a check for cash (including any cash in lieu of fractional IP Common Shares), and certificates for Champion Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Champion Shares by book-entry transfer may request that Champion Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such Champion Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Champion Shares were delivered.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or Dealer Manager at their respective address and phone numbers set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

     9. WAIVER OF CONDITIONS. Purchaser reserves the absolute right in its sole discretion (subject to the merger agreement) to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the minimum tender condition, the regulatory approvals condition and the conditions relating to the absence of an injunction and the effectiveness of the registration statement for the IP Common Shares to be issued in the Offer), in whole or in part, in the case of any Champion Shares tendered.

     10. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 31% federal backup withholding tax on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, check the box in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 31% on all payment of the purchase price until a TIN is provided to the Exchange Agent.

     11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Champion Shares has been lost, destroyed or stolen, the stockholder should promptly notify ChaseMellon Shareholder Services, L.L.C., Champion's Transfer Agent, by checking the box under "Description of Shares Tendered". The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

                                   IMPORTANT:

     THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED CHAMPION SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR CHAMPION SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a stockholder whose tendered Champion Shares are accepted for payment is required to provide the Exchange Agent (as payer) with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Champion Shares purchased pursuant to the Offer may be subject to federal backup withholding.

     Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS Form W-8 or Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent federal backup withholding on payments that are made to a stockholder with respect to Champion Shares purchased pursuant to the Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The stockholder is required to give the Exchange Agent the TIN of the record owner of the Champion Shares. If the Champion Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 31% on all payments of the purchase price until a TIN is provided to the Exchange Agent.

-----------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                       PART 1 -- TAXPAYER IDENTIFICATION NO. -- FOR ALL ACCOUNTS    PART 2 -- FOR PAYEES EXEMPT
  FORM W-9                                                                                     FROM BACKUP WITHHOLDING (SEE
                                                                                               ENCLOSED GUIDELINES)
                                ---------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY      ENTER YOUR TAXPAYER IDENTIFICATION NUMBER IN THE
  INTERNAL REVENUE SERVICE        APPROPRIATE BOX. FOR MOST INDIVIDUALS AND SOLE
                                  PROPRIETORS, THIS IS YOUR SOCIAL SECURITY NUMBER. FOR
  PAYER'S REQUEST FOR             OTHER ENTITIES, IT IS YOUR EMPLOYER IDENTIFICATION NUMBER.      Social Security Number
  TAXPAYER IDENTIFICATION NO.     IF YOU DO NOT HAVE A NUMBER, SEE "HOW TO OBTAIN A TIN" IN
                                  THE ENCLOSED GUIDELINES.                                                  OR
                                  NOTE: IF THE ACCOUNT IS IN MORE THAN ONE NAME, SEE THE
                                  CHART ON PAGE 2 OF THE ENCLOSED GUIDELINES TO DETERMINE
                                  WHAT NUMBER TO ENTER.                                       Employee Identification Number
                                ---------------------------------------------------------------------------------------------
                                  PART 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I
                                  CERTIFY THAT:                                                           PART 3
                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER           AWAITING TIN [ ]
                                      IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO  ------------------------------
                                      BE ISSUED TO ME);
                                                                                                          PART 4
                                  (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE
                                  (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT          EXEMPT TIN [ ]
                                      BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS")   ------------------------------
                                      THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF
                                      A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C)
                                      THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                                      BACKUP WITHHOLDING; AND
                                  (3) ANY INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT
                                  AND COMPLETE.
                                  CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2)
                                  IN PART 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT
                                  YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
                                  UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.
                                  HOWEVER, IF AFTER BEING NOTIFIED BY THE IRS THAT YOU WERE
                                  SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER
                                  NOTIFICATION FROM THE IRS STATING THAT YOU ARE NO LONGER
                                  SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS OUT SUCH ITEM
                                  (2).
                                ---------------------------------------------------------------------------------------------
                                  SIGNATURE __________  DATE  , 2000
-----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS, 31% PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

SIGNATURE __________  DATE __________

NAME (PLEASE PRINT) __________

     Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below. Holders of shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the offer.

                    The Information Agent for the Offer is:

                        INNISFREE M&A INCORPORATED LOGO

                         (212) 750-5833 (Call Collect)
                                       or
                         Call Toll-Free (877) 750-5837

                      The Dealer Manager for the Offer is:

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                             Eleven Madison Avenue
                         New York, New York 10010-3629

                         Call Toll Free: (800) 881-8320